UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 3, 2010
Molycorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34827	27-2301797

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 Denver Tech Center Parkway, Suite 1000, Greenwood Village, CO	80111

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 843-8040
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On August 3, 2010, immediately following to the closing of the initial public offering by Molycorp, Inc. (the “Company”) of its common stock pursuant to a Registration Statement on Form S-1 (Registration No. 333-166129) (the “Registration Statement”), the Company’s Amended and Restated Certificate of Incorporation, in the form previously filed as Exhibit 3.2 to the Registration Statement (the “Amended and Restated Certificate of Incorporation”), and the Company’s amendment and restatement of its Bylaws, in the form previously filed as Exhibit 3.4 to the Registration Statement (the “Bylaws”), became effective. A description of the Amended and Restated Certificate of Incorporation and the Bylaws is contained in the Prospectus, dated July 29, 2010, filed pursuant to Rule 424(b) of the Securities Act of 1933 on August 2, 2010 (the “Prospectus”) in the section entitled “Description of Capital Stock” and is incorporated by reference herein.
     Each of the foregoing descriptions and the description contained in the Prospectus is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Bylaws, which are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Molycorp, Inc.

3.2	Bylaws of Molycorp, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLYCORP, INC.
By:	/s/ John F. Ashburn, Jr.
	Name:	John F. Ashburn, Jr.
	Title:	Executive Vice President and General Counsel

Date: August 5, 2010

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Molycorp, Inc.

3.2	Bylaws of Molycorp, Inc.